LOCK-UP LETTER



Andrew Garrett, Inc.
310 Madison Avenue, Suite 406
New York, New York 10017

Gentlemen:

     In connection with your acting as the representative of the underwriters in the public offering (the "Offering") of securities of Patcomm Corporation (the "Company"), and in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which the undersigned acknowledges, the undersigned hereby agrees that (i) he has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute the stabilization or manipulation of the price of the securities offered, (ii) he waives any registration rights he may have with respect to the Offering, and
(iii) for a period of two years after the effective date of the Registration Statement relating to the Offering he will not, directly or indirectly, issue, offer, sell (including any short sale), grant any option for the sale of, acquire any option to dispose of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of, any shares of Common Stock of the Company, or securities convertible into or exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of such Common Stock or any beneficial interest therein held by the undersigned as of the date the Registration Statement relating to the Offering becomes effective, without the prior written consent of Andrew Garrett, Inc.

     Notwithstanding the restrictions contained herein, the undersigned may transfer shares of Common Stock or securities convertible into or exercisable to purchase shares of Common Stock:

     (a) in accordance with the terms and conditions of the Underwriting Agreement;

     (b) to his spouse, parent, sibling, or lineal descendants, or to any trust for the benefit of such persons; or

     (c) to any distributee, legatee or devisee of the undersigned who acquires shares by will or operation of law upon the death or dissolution of the undersigned.

     As a condition to a transfer to be made pursuant to paragraphs (b) or (c), the transferee shall agree in writing to be bound by the terms of this agreement to the same extent as the undersigned, but only through and until the date the undersigned will be bound by the foregoing provisions (i.e., two years after the effective date of the Registration Statement relating to the Offering). The undersigned consents to the placement of a legend on the certificate(s) evidencing ownership of Common Stock or other securities held by the undersigned consistent with the foregoing, if requested by the representative.

                                             Very truly yours,


Date:
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                                             Signature


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                                             Print Name

                                                          Form of Lock-Up Letter